Exhibit 1.01

Conflict Minerals Report of Haemonetics Corporation
For the reporting period from January 1, 2016 to December 31, 2016

This is the Conflict Mineral Report (“CMR”) of Haemonetics Corporation (“Haemonetics,” “we,” “us,” or “our”) for the reporting period from January 1, 2016 to December 31, 2016 pursuant to Rule 13p-1 (“Rule 13p-1”) promulgated under the Securities Exchange Act of 1934, as amended.
1.    Introduction

We are a global healthcare company dedicated to providing innovative blood management solutions to our customers. Our comprehensive portfolio of integrated devices, information management, and consulting services offers blood management solutions for each facet of the blood supply chain, helping improve clinical outcomes and reduce costs for blood and plasma collectors, hospitals, and patients around the world.
Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in Rule 13p-1 are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to as “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite and its derivatives, specifically tantalum, tin and tungsten. Haemonetics manufactures, or contracts to manufacture, certain products for which conflict minerals are necessary to the functionality or production.
We have adopted a Conflict Minerals Statement, which is publicly available at http://www.haemonetics.com/Conflict-Minerals-Statement
This CMR describes the measures we have undertaken to investigate the source and chain of custody of conflict minerals necessary to the products we manufacture or contract to manufacture, our efforts to determine the mine or location of origin of the necessary conflict minerals, and, to the extent known to us, the facilities used to process the conflict minerals and the country of origin of the conflict minerals.

2.    Products Covered

During calendar year 2016, Haemonetics manufactured or contracted to manufacture the following blood and plasma collection and diagnostic devices for which conflict minerals are necessary to the Products’ functionality or production: ACP 215, cardioPAT, Cell Saver Elite, Cell Saver 5+, Cymbal, MCS+ 8150, MCS+ 9000, OrthoPAT, PCS 2, SEBRA Sealer, Smartsuction Harmony, HaemoSafe, HaemoBank, TEG 5000, and TEG 6s (collectively, “Products”).

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals necessary to our Products’ functionality or production. Our RCOI was reasonably designed to determine whether such conflict minerals originated in the Democratic Republic of the Congo, Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, or Zambia (collectively, the “Covered Countries”) or came from scrap or recycled sources. Based on our RCOI, we determined or had reason to believe that conflict minerals necessary to our Products may have originated in the Covered Countries and may not have come from recycled or scrap sources.

3.    Design of Due Diligence Measures

Our due diligence process was designed to conform to the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and accompanying supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). It is important to note that the OECD Guidance was written for both upstream entities (generally, miners and smelters) and downstream companies (generally, manufacturers and retailers) in the supply chain. As Haemonetics is a downstream company in the supply chain, we tailored our due diligence practices accordingly.

4.    Due Diligence Measures Implemented

Due diligence measures undertaken by Haemonetics included the following:

We assembled an internal team of representatives from Procurement, Legal and Compliance, and Finance to support supply chain due diligence. We then identified those Haemonetics products that may contain conflict minerals. Next, we engaged with Tier 1 suppliers to collect information regarding the presence and sourcing of conflict minerals used in the products supplied to Haemonetics, using the Electronic Industry Citizenship Coalition (EICC) and Global e-Sustainability Initiative (GeSI) Conflict Minerals Due Diligence Template (EICC-GeSI Template) for data collection.
We then engaged with those suppliers by taking the following steps: first, an introduction email was sent to Tier 1 suppliers for the Products describing the compliance requirements and requesting conflict minerals information. Following the initial introductions to the program and information request, reminder emails were sent to each non-responsive supplier requesting survey completion. Suppliers who remained non-responsive to these email reminders were contacted by phone and offered assistance. This assistance included, but was not limited to, further information about our Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided. An escalation process was initiated for suppliers who continued to be non-responsive after the above contacts were made.
Based on the information obtained from our suppliers and otherwise obtained through the diligence process described above, we believe that the facilities used to process the necessary conflict minerals contained in our Products included the smelters and refiners listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the smelters or refiners through which certain of the conflict minerals contained in our Products were processed:

Asahi Pretec Corporation	JAPAN
Mitsubishi Materials Corporation	JAPAN
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Advanced Chemical Company	UNITED STATES
Aida Chemical Industries Co., Ltd.	JAPAN
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Asahi Refining USA Inc.	UNITED STATES
Asaka Riken Co., Ltd.	JAPAN
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Aurubis AG	GERMANY

Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
CCR Refinery - Glencore Canada Corporation	CANADA
Caridad	MEXICO
Chimet S.p.A.	ITALY
Chugai Mining	JAPAN
DODUCO GmbH	GERMANY
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Daye Non-Ferrous Metals Mining Ltd.	CHINA
DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Dowa	JAPAN
Eco-System Recycling Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
Emirates Gold DMCC	UNITED ARAB EMIRATES
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Geib Refining Corporation	UNITED STATES
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Guangdong Jinding Gold Limited	CHINA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Heimerle + Meule GmbH	GERMANY
Heraeus Ltd. Hong Kong	CHINA
Hunan Chenzhou Mining Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Nihon Material Co., Ltd.	JAPAN
Japan Mint	JAPAN
Jiangxi Copper Company Limited	CHINA
KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Kaloti Precious Metals	UNITED ARAB EMIRATES
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc	KAZAKHSTAN
Kennecott Utah Copper LLC	UNITED STATES
Kojima Chemicals Co., Ltd.	JAPAN
Kyrgyzaltyn JSC	KYRGYZSTAN
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
MMTC-PAMP India Pvt., Ltd.	INDIA
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies SA	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Morris and Watson	NEW ZEALAND
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Ohura Precious Metal Industry Co., Ltd.	JAPAN
PT Aneka Tambang (Persero) Tbk	INDONESIA
Penglai Penggang Gold Industry Co., Ltd.	CHINA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Republic Metals Corporation	UNITED STATES
Royal Canadian Mint	CANADA
SAMWON Metals Corp.	KOREA, REPUBLIC OF
SAXONIA Edelmetalle GmbH	GERMANY
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Sabin Metal Corp.	UNITED STATES
Samduck Precious Metals	KOREA, REPUBLIC OF
Schone Edelmetaal B.V.	NETHERLANDS
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Singway Technology Co., Ltd.	TAIWAN
So Accurate Group, Inc.	UNITED STATES
Solar Applied Materials Technology Corp.	TAIWAN
T.C.A S.p.A	ITALY
Tanaka Kikinzoku Kogyo K.K.	JAPAN
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Torecom	KOREA, REPUBLIC OF

Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Thailand	THAILAND
United Precious Metal Refining, Inc.	UNITED STATES
WIELAND Edelmetalle GmbH	GERMANY
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Yamamoto Precious Metal Co., Ltd.	JAPAN
Yokohama Metal Co., Ltd.	JAPAN
Yunnan Copper Industry Co., Ltd.	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Sumitomo Metal Mining Co., Ltd.	JAPAN
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Fenix Metals	POLAND
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
Operaciones Metalurgical S.A.	BOLIVIA
Alpha	UNITED STATES
PT Stanindo Inti Perkasa	INDONESIA
Minsur	PERU
An Vinh Joint Stock Mineral Processing Company	VIET NAM
CV Ayi Jaya	INDONESIA
CV Gita Pesona	INDONESIA
PT Justindo	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
China Tin Group Co., Ltd.	CHINA
Dowa	JAPAN
EM Vinto	BOLIVIA
Estanho de Rondônia S.A.	BRAZIL
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA

PT Bukit Timah	INDONESIA
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Malaysia Smelting Corporation (MSC)	MALAYSIA
Metallic Resources, Inc.	UNITED STATES
Metallo-Chimique N.V.	BELGIUM
Mineração Taboca S.A.	BRAZIL
Mitsubishi Materials Corporation	JAPAN
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
Phoenix Metal Ltd.	RWANDA
Resind Indústria e Comércio Ltda.	BRAZIL
Rui Da Hung	TAIWAN
Soft Metais Ltda.	BRAZIL
Thaisarco	THAILAND
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
VQB Mineral and Trading Group JSC	VIET NAM
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Tin Group (Holding) Company Limited	CHINA
PT Prima Timah Utama	INDONESIA
Mineração Taboca S.A.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
PT Belitung Industri Sejahtera	INDONESIA
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Aida Chemical Industries Co., Ltd.	JAPAN
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Argor-Heraeus S.A.	SWITZERLAND
Asahi Refining Canada Ltd.	CANADA
Asahi Refining USA Inc.	UNITED STATES
Asaka Riken Co., Ltd.	JAPAN
Cendres + Métaux S.A.	SWITZERLAND
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Aurubis AG	GERMANY
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
Caridad	MEXICO
CCR Refinery - Glencore Canada Corporation	CANADA
Cendres + Métaux S.A.	SWITZERLAND
Chimet S.p.A.	ITALY
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Chugai Mining	JAPAN
Dowa	JAPAN
Eco-System Recycling Co., Ltd.	JAPAN
Heimerle + Meule GmbH	GERMANY
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Heraeus Ltd. Hong Kong	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Japan Mint	JAPAN
Asahi Refining USA Inc.	UNITED STATES
Asahi Refining Canada Ltd.	CANADA
Asahi Refining Canada Ltd.	CANADA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kazzinc	KAZAKHSTAN
Kennecott Utah Copper LLC	UNITED STATES
Kojima Chemicals Co., Ltd.	JAPAN

Kyrgyzaltyn JSC	KYRGYZSTAN
L'azurde Company For Jewelry	SAUDI ARABIA
LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nihon Material Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
PAMP S.A.	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox S.A.	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Remondis Argentia B.V.	NETHERLANDS
Royal Canadian Mint	CANADA
Sabin Metal Corp.	UNITED STATES
Samduck Precious Metals	KOREA (REPUBLIC OF)
Schone Edelmetaal B.V.	NETHERLANDS
SEMPSA Joyería Platería S.A.	SPAIN
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
So Accurate Group, Inc.	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Sumitomo Metal Mining Co., Ltd.	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Thailand	THAILAND
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

United Precious Metal Refining, Inc.	UNITED STATES
Valcambi S.A.	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
CCR Refinery - Glencore Canada Corporation	CANADA
Yamamoto Precious Metal Co., Ltd.	JAPAN
Yokohama Metal Co., Ltd.	JAPAN
Yunnan Copper Industry Co., Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Conghua Tantalum and Niobium Smeltry	CHINA
Duoluoshan	CHINA
Exotech Inc.	UNITED STATES
F&X Electro-Materials Ltd.	CHINA
Global Advanced Metals Aizu	JAPAN
Global Advanced Metals Boyertown	UNITED STATES
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH Goslar	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Inc.	UNITED STATES
H.C. Starck Ltd.	JAPAN
H.C. Starck Smelting GmbH & Co. KG	GERMANY
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
KEMET Blue Metals	MEXICO
KEMET Blue Powder	UNITED STATES
LSM Brasil S.A.	BRAZIL
Mineração Taboca S.A.	BRAZIL
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Molycorp Silmet A.S.	ESTONIA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Plansee SE Liezen	AUSTRIA
Plansee SE Reutte	AUSTRIA
QuantumClean	UNITED STATES
RFH Tantalum Smeltry Co., Ltd.	CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Taki Chemical Co., Ltd.	JAPAN

Telex Metals	UNITED STATES
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Alpha	UNITED STATES
China Tin Group Co., Ltd.	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Estanho de Rondônia S.A.	BRAZIL
Fenix Metals	POLAND
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Malaysia Smelting Corporation (MSC)	MALAYSIA
Metallo-Chimique N.V.	BELGIUM
Mineração Taboca S.A.	BRAZIL
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Bukit Timah	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Bukit Timah	INDONESIA
PT Bukit Timah	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Karimun Mining	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT O.M. Indonesia	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA

PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Yunnan Tin Company Limited	CHINA
Soft Metais Ltda.	BRAZIL
Thaisarco	THAILAND
Thaisarco	THAILAND
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
A.L.M.T. TUNGSTEN Corp.	JAPAN
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Global Tungsten & Powders Corp.	UNITED STATES
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
H.C. Starck GmbH	GERMANY
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Japan New Metals Co., Ltd.	JAPAN
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Kennametal Fallon	UNITED STATES
Kennametal Huntsville	UNITED STATES
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Wolfram Bergbau und Hütten AG	AUSTRIA
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Aida Chemical Industries Co., Ltd.	JAPAN
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN

AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Argor-Heraeus S.A.	SWITZERLAND
Asahi Pretec Corp.	JAPAN
Asaka Riken Co., Ltd.	JAPAN
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Aurubis AG	GERMANY
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Boliden AB	SWEDEN
Caridad	MEXICO
Cendres + Métaux S.A.	SWITZERLAND
Chimet S.p.A.	ITALY
Chugai Mining	JAPAN
Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Dowa	JAPAN
Eco-System Recycling Co., Ltd.	JAPAN
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Heimerle + Meule GmbH	GERMANY
Heraeus Ltd. Hong Kong	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Japan Mint	JAPAN
Jiangxi Copper Co., Ltd.	CHINA
Asahi Refining USA Inc.	UNITED STATES
Asahi Refining Canada Ltd.	CANADA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kazzinc	KAZAKHSTAN
Kennecott Utah Copper LLC	UNITED STATES
Kojima Chemicals Co., Ltd.	JAPAN
Kyrgyzaltyn JSC	KYRGYZSTAN
L'azurde Company For Jewelry	SAUDI ARABIA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND

Metalor USA Refining Corporation	UNITED STATES
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nihon Material Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
PAMP S.A.	SWITZERLAND
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox S.A.	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Royal Canadian Mint	CANADA
Sabin Metal Corp.	UNITED STATES
Samwon Metals Corp.	KOREA (REPUBLIC OF)
Schone Edelmetaal B.V.	NETHERLANDS
SEMPSA Joyería Platería S.A.	SPAIN
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
So Accurate Group, Inc.	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Sumitomo Metal Mining Co., Ltd.	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Torecom	KOREA (REPUBLIC OF)
Umicore Brasil Ltda.	BRAZIL
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
United Precious Metal Refining, Inc.	UNITED STATES
Valcambi S.A.	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Yokohama Metal Co., Ltd.	JAPAN
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Umicore Precious Metals Thailand	THAILAND
Conghua Tantalum and Niobium Smeltry	CHINA
Duoluoshan	CHINA

Exotech Inc.	UNITED STATES
F&X Electro-Materials Ltd.	CHINA
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
Jiujiang Tanbre Co., Ltd.	CHINA
LSM Brasil S.A.	BRAZIL
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Molycorp Silmet A.S.	ESTONIA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
QuantumClean	UNITED STATES
RFH Tantalum Smeltry Co., Ltd.	CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Taki Chemical Co., Ltd.	JAPAN
Telex Metals	UNITED STATES
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Plansee SE Liezen	AUSTRIA
Global Advanced Metals Boyertown	UNITED STATES
KEMET Blue Powder	UNITED STATES
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Alpha	UNITED STATES
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
PT Aries Kencana Sejahtera	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Estanho de Rondônia S.A.	BRAZIL
Fenix Metals	POLAND
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Mineração Taboca S.A.	BRAZIL
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
PT Artha Cipta Langgeng	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Bukit Timah	INDONESIA

PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Karimun Mining	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Thaisarco	THAILAND
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Tin Company Limited	CHINA
Metallo-Chimique N.V.	BELGIUM
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Global Tungsten & Powders Corp.	UNITED STATES
Wolfram Bergbau und Hütten AG	AUSTRIA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
H.C. Starck GmbH	GERMANY
Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Academy Precious Metals (China) Co., Ltd.	CHINA
AcademyPreciousMetals(China)Co.,Ltd	CHINA
Advanced Chemical Company	UNITED STATES
Aida Chemical Industries Co. Ltd.	JAPAN
Aktyubinsk Copper Company TOO	KAZAKHSTAN
Allgemeine Gold- & Silberscheideanstalt	GERMANY
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
ANZ	AUSTRALIA
Argor-Heraeus SA	SWITZERLAND
Asahi Pretec Corporation	JAPAN
Asahi Refining Canada Limited	CANADA
Asahi Refining USA Inc.	UNITED STATES
Asaka Riken Co., Ltd.	JAPAN
ATAkulche	TURKEY
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY

Aurubis AG	GERMANY
Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Bauer Walser AG	GERMANY
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
C.Uyemura & CO,.LTD	JAPAN
Caridad	MEXICO
CCR Refinery - Glencore Canada Corporation	CANADA
CCR REFINERY-GLENCORE CANADA CORP,METALOR,REPUBLIC METALS,ROYAL CANADIAN MIN	CANADA, USA
Cendres + Métaux SA	SWITZERLAND
Central Bank of the DPR of Korea	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
CHALCO Yunnan Copper Co. Ltd.	CHINA
Changzhou Chemical Research Institute Co. Ltd.	CHINA
Cheong Hing	HONG KONG
Chernan Technology co., ltd	TAIWAN
Chimet S.p.A.	ITALY
China Sino-Platinum Metals Co.,Ltd	CHINA
China National Gold Group Corporation	CHINA
Chugai Mining	JAPAN
Codelco	CHILE
Colt Refining	UNITED STATES
Cookson Group	SPAIN
CS	SWITZERLAND
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
DaeryongENC	KOREA, REPUBLIC OF
Daye Non-Ferrous Metals Mining Ltd.	CHINA
Do Sung Corporation	KOREA, REPUBLIC OF
Doduco	GERMANY
Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Dong-Wo Co., Ltd.	CHINA
Dowa	JAPAN
DUOXIN	CHINA
E-CHEM Enterprise Corp	TAIWAN
ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Eco-System Recycling Co., Ltd.	JAPAN

Elemetal Refining, LLC	UNITED STATES
Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA
ESG Edelmetall-Service	GERMANY
Faggi Enrico S.p.A.	ITALY
Fidelity Printers and Refiners Ltd.	ZIMBABWE
FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Geib Refining Corporation	UNITED STATES
GeiBb Refining Corp.	UNITED STATES
GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA
Gold and Silver Refining Strokes Ltd.	CHINA
Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gong an ju	CHINA
Government (Police Dept.)	CHINA
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Guandong Jinding Material co., Ltd.	CHINA
Guangdong Jinding Gold Limited	CHINA
Guangdong MingFa Precious Metal Co.,Ltd	CHINA
GuangZHou Jin Ding	CHINA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Harima Smelter	JAPAN
Harmony Gold Refinery	SOUTH AFRICA
Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Heesung Metal	KOREA, REPUBLIC OF
Heesung Metal Ltd	AUSTRALIA
Heimerle + Meule GmbH	GERMANY
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
henan middle plain smelt	CHINA
Henan Province Sanmenxia City Gold Smelter	CHINA
Henan San Men Xia	CHINA
Henan zhongyuan gold melter	CHINA
Heraeus	CHINA
Heraeus (Zhaoyuan )Precious Metal Materials Co., Ltd	CHINA
Heraeus (zhaoyuan)Precious Metal Materials Co.,Ltd.	CHINA
Heraeus Group	UNITED STATES
Heraeus Ltd Hong Kong	HONG KONG
Heraeus Ltd. Hong Kong	HONG KONG
Heraeus Precious Metals	UNITED STATES
Heraeus Precious Metals	UNITED STATES

Heraeus Precious Metals GmbH & Co. KG	GERMANY
Heraeus Precious Metals North America	UNITED STATES
Heraeus USA	UNITED STATES
Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	China
Hisikari Mine	JAPAN
Hon Hai	TAIWAN
Hon Shen Co. Ltd	TAIWAN
HonHai Precision Co., Ltd.	TAIWAN
Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Japan Mint	JAPAN
Japan Pure Chemical	JAPAN
Jia Lung Corp	TAIWAN
Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Jiangxi Copper Company Limited	CHINA
Jie sheng	CHINA
Jin Dong Heng	CHINA
Jin Jinyin refining company limited	CHINA
JinBao Electronic Co.,Ltd.	CHINA
Jinfeng Gold Mine Smelter	CHINA
Jinlong Copper Co., Ltd.	CHINA
Jinlong Copper Co., Ltd.	CHINA
Jinlong Copper Co.,Ltd.	CHINA
Johnson Mathey	UNITED STATES
Johnson Matthey Ltd	CANADA
JSC "Aurat"	RUSSIAN FEDERATION
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralectromed	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd	JAPAN
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kanfort Industrial (Yantai)	CHINA
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc Ltd	KAZAKHSTAN
Kee Shing	HONG KONG
Kennecott Utah Copper LLC	UNITED STATES
KGHM Polska Miedz Spólka Akcyjna	POLAND
Kojima Chemicals Co. Ltd	JAPAN

Korea Metal	KOREA, REPUBLIC OF
Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Kosak Seiren	JAPAN
Kuan Shuo Ind. Co., Ltd.	TAIWAN
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
KYOCERA	JAPAN
Kyrgyzaltyn JSC	KYRGYZSTAN
L' azurde Company For Jewelry	SAUDI ARABIA
La Caridad	MEXICO
LBMA	GERMANY
Lian Xing Plating Factory	CHINA
Lingbao Gold Company Limited	CHINA
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Linxens	FRANCE
Littelfuse	UNITED STATES
London Bullion Market Association	UNITED KINGDOM
LS-Nikko Copper Inc	KOREA, REPUBLIC OF
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Materion	UNITED STATES
Materion Advanced Metals	UNITED STATES
Matsuda Sangyo Co. Ltd	JAPAN
Matsuda Sangyo Co., Ltd.	JAPAN
Metallic Resources Inc	UNITED STATES
Metalor Switzerland	SWITZERLAND
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies SA	SWITZERLAND
Metalor Technologies Singapore Pte Ltd	SINGAPORE
Metalor USA Refining Corporation	UNITED STATES
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Met-Mex Peñoles, S.A.	MEXICO
Mistubishi Materials Corporation	JAPAN
Mitsubishi Materials Corporation	JAPAN
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN
MK Electron	KOREA, REPUBLIC OF
MK Electronics	KOREA, REPUBLIC OF
MMTC-PAMP India Pvt., Ltd.	INDIA

Morigin Co.,Ltd	JAPAN
Morigin Company	JAPAN
Morris and Watson	NEW ZEALAND
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
N.E. Chemcat Corporatoin	JAPAN
N.E.Chemcat Corporation	JAPAN
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Nathan Trotter & Co., Inc	UNITED STATES
Natsuda Sangyo Co., Ltd	JAPAN
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Neomax Hitachi	JAPAN
NIHON MATERIAL CO.,LTD	JAPAN
Nihon Material Co., Ltd.	JAPAN
Niihama Nickel Refinery	JAPAN
Ningbo Kangqiang	CHINA
Nippon Micrometal Corporation	JAPAN
Nippon Mining & Mtetals	JAPAN
Novosibirsk	RUSSIAN FEDERATION
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ohio Precious Metals LLC.	UNITED STATES
Ohio Precious Metals, LLC	UNITED STATES
Ohura Precious Metal Industry Co., Ltd.	JAPAN
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
OJSC Kolyma Refinery	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
PAMP SA	SWITZERLAND
Pan Pacific Copper Co. LTD	JAPAN
Penglai Penggang Gold Industry Co Ltd	CHINA
Perth Mint (Western Australia Mint)	AUSTRALIA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox SA	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Realized the enterprise Co.,Ltd.	CHINA
Republic Metals Corporation	UNITED STATES
Rohm & Haas Elec. Mat'ls	SINGAPORE
Royal Canadian Mint	CANADA
rui sheng	INDONESIA
Sabin Metal Corp.	UNITED STATES
Sabin Metals	UNITED STATES
Samduck Precious Metals	KOREA, REPUBLIC OF
SAMWON METALS Corp.	KOREA, REPUBLIC OF

Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
SAXONIA Edelmetalle GmbH	GERMANY
Schone Edelmetaal	NETHERLANDS
Scotia Mocatta	HONG KONG
ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
SD(Samdok) Metal	KOREA
SEMPSA Joyeria Plateria SA	SPAIN
SEMPSA Joyería Platería SA	SPAIN
Sen Silver	JAPAN
Sendi (Japan): Kyocera Corporation	JAPAN
SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Sewon Korea	KOREA, REPUBLIC OF
SGE (Shanghai Gold exchange) - Gold transaction authorities in China	CHINA
Shan Dong Huangjin	CHINA
Shandon Jin Jinyin Refining Limited	CHINA
Shandong Gold Mining (Laizhou)	CHINA
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Tiancheng Biological Gold Industrial Co.,Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Shanghai Gold Exchange	CHINA
Shen Zhen Thousand Island Ltd.	CHINA
Shenzhen fujun material technology co.,ltd	CHINA
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
ShenZhen urban pubic bureau of China	CHINA
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Sichuan Tianze Precious Metals Co., Ltd	CHINA
Singway Technology Co., Ltd.	TAIWAN
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
So Accurate Group, Inc.	UNITED STATES
So Accurate Refining Services	UNITED STATES
So Accurate Refining Services	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Sojitz	JAPAN
Solar Applied Materials Technology Corp.	TAIWAN
Solartech	CHINA
Soochow University's	CHINA
Standard Bank	HONG KONG
Strain DS Force Shop	JAPAN

Sumisho	JAPAN
Sumitomo Metal Mining Co. Ltd.	JAPAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
Suzhou Xingrui Noble	CHINA
Suzhou Xingrui Noble Metal Material Co., Ltd.	CHINA
T.C.A S.p.A	ITALY
TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Technic Inc	UNITED STATES
Thaisarco Thailand Smelting and Refining Co. Ltd.	THAILAND
The Great Wall Gold and Silver Refinery of China	CHINA
The Great Wall Gold and Silver Refinery of China	CHINA
The Hutti Gold Company	INDIA
The Perth Mint, Western Australian Mint trading as The Perth Mint	AUSTRALIA
The Refinery of Shandong Gold Mining Co., Ltd	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Tokuriki Tokyo Melters Assayers	JAPAN
Tongling nonferrous Metals Group Co.,Ltd	CHINA
TongLing Nonferrous Metals Group Holdings Co;Ltd	CHINA
Torecom	KOREA, REPUBLIC OF
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,ltd	JAPAN
UBS AG	SWITZERLAND
Umicore	BELGIUM
Umicore Brasil Ltda	BRAZIL
Umicore Galvanotechnik GmbH	GERMANY
Umicore Precious Metal Refining	UNITED STATES
Umicore Precious Metal Refining	UNITED STATES
Umicore Precious Metals Thailand	THAILAND
Umicore SA Business Unit Precious Metals Refining	BELGIUM
Uniforce Metal Industrial Corp	HONG KONG
United Precious Metal Refining Inc.	UNITED STATES
United Precious Metal Refining, Inc.	UNITED STATES
United Refining	UNITED STATES
UYEMURA	UNITED STATES
Valcambi SA	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
WIELAND Edelmetalle GmbH	GERMANY
Williams Bufalo	UNITED STATES
Williams Gold Refining Company	CANADA
Wuxi Middle Treasure Materials	CHINA

Xstrata Canada Corporation	CANADA
Xstrate Canada Corporation	CANADA
YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
yantai zhaojin kanfort precious metals incorporated company ETDZ branch	CHINA
Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Yokohama Metal Co., Ltd	JAPAN
Yoo Chang Metal Inc.	KOREA
Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Yunnan Copper Industry Co Ltd	CHINA
Yunnan Metallurgical Group Co., Ltd	CHINA
Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Zhaojin Group&Gold Mineral China Co., Ltd.	China
Zhaojin refining	CHINA
Zhaoyuan Gold mine	CHINA
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Zhongkuang Gold Industry Co., Ltd.	CHINA
Zhongkuang Gold Industry Limited Company	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zijin Mining Group Co. Ltd	CHINA
A&M Minerals Limited	UNITED KINGDOM
Cabot (Global Advanced Metals)	UNITED STATES
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Changsha Southern	CHINA
China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
CIF	BRAZIL
Companhia Industrial Fluminense	BRAZIL
Conghua Tantalum and Niobium Smeltry	CHINA
D Block Metals, LLC	UNITED STATES
Duoluoshan	CHINA
Estonia	ESTONIA
Ethiopian Minerals Development Share Company	ETHIOPIA
Exotech Inc.	UNITED STATES
F&X	CHINA
F&X Electro-Materials Limited	CHINA
F&X Electro-Materials Ltd.	CHINA
FIR Metals & Resource Ltd.	CHINA

Fujian Nanping	CHINA
Gannon & Scott	UNITED STATES
Global Advanced Metals	UNITED STATES
Global Advanced Metals Aizu	JAPAN
Global Advanced Metals Boyertown	UNITED STATES
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH Goslar	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Group	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Inc.	UNITED STATES
H.C. Starck Ltd.	JAPAN
H.C. Starck Smelting GmbH & Co.KG	GERMANY
HC Starck	JAPAN
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Jiangxi Yichun	CHINA
Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA
JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
KEMET Blue Metals	MEXICO
Kemet Blue Powder	UNITED STATES
King-Tan Tantalum Industry Ltd	CHINA
LSM Brasil S.A.	BRAZIL
Metal Do	JAPAN
Metal Do Co. Ltd.	JAPAN
Metallurgical Products India Pvt., Ltd.	INDIA
Meterion Advanced Materials Thin Film Products	UNITED STATES
Mitsui Mining & Smelting	JAPAN
Molycorp Silmet A.S.	ESTONIA
Nantong Tongjie Electrical Co., Ltd.	CHINA
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Niotan	UNITED STATES
Noventa	MOZAMBIQUE
NTET, Thailand	THAILAND

Plansee	AUSTRIA
Plansee SE	AUSTRIA
Plansee SE Reutte	AUSTRIA
Posco	KOREA, REPUBLIC OF
QuantumClean	UNITED STATES
Resind Indústria e Comércio Ltda.	BRAZIL
RFH Tantalum Smeltry Co., Ltd	CHINA
RFH Tantalum Smeltry Co., Ltd.	CHINA
Shanghai Jiangxi Metals Co. Ltd	CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Starck	UNITED STATES
Taki Chemical	JAPAN
Taki Chemical Co., Ltd.	JAPAN
Taki Chemicals	JAPAN
Talison Minerals Pty Ltd	AUSTRALIA
Talley Metals	UNITED STATES
Tanco	CANADA
Tantalite Resources	SOUTH AFRICA
Telex Metals	UNITED STATES
Tranzact, Inc.	UNITED STATES
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Zhuzhou Cemented Carbide	CHINA
Yunnan Tin Group (Holding) Co., Lt.	CHINA
5N Plus	GERMANY
ABC	ALGERIA
AIM	CANADA
AK Steel Corp.	UNITED STATES
Aleris	UNITED STATES
Allgemeine Gold- und Silberscheideanstalt	GERMANY
Allied Metal Company	UNITED STATES
Almit	CHINA
Alpha	UNITED STATES
Alpha Metals Korea Ltd.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
Alrec	UNITED STATES
Aluminum Alloys Inc.	UNITED STATES
Aluminum Resources	UNITED STATES
Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Amalgament	PERU
Amalgamet	UNITED STATES
American Iron and Metal	CANADA

Ami Bridge Enterprise Co., Ltd.	TAIWAN
Ampere Polska Sp. z o.o. (trader)	GERMANY
An Vinh Joint Stock Mineral Processing Company	VIET NAM
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Anson Solder & Tin Products Made Ltd.	CHINA
Aoki Loboratories Ltd.	CHINA
ArcelorMittal Burns Harbor	UNITED STATES
Arco Alloys	UNITED STATES
Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Assaf Conductors Ltd.	UNITED STATES
ATI METALWORKING	UNITED STATES
Atlantic Metals	UNITED STATES
Atotech	GERMANY
Aurubis	UNITED STATES
Ausmelt Limited	AUSTRALIA
Ayrubis	UNITED STATES
Balver Zinn	GERMANY
BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Bangka	INDONESIA
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Best Metals	BRAZIL
BNT Chemicals Gmbh	GERMANY
Bonoka.Beliting INDONESIA	INDONESIA
Brinkmann Chemie AG	GERMANY
Britannia Refined Metals Ltd.	UNITED KINGDOM
Butterworth Smelter	MALAYSIA
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
China Hongqiao	CHINA
China Huaxi Group Nandan	CHINA
China Lai Bin tin smelting co.,ltd	CHINA
China Rare Metal Materials Company	CHINA
China Tin Co., Ltd.	CHINA
China Tin Group Co., Ltd.	CHINA
China Tin Smelter Co. Ltd.	CHINA
CHINA TIN SMELTER CO.LTD	CHINA
China YunXi mining	CHINA
CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Colonial Metals Co	UNITED STATES
Continental	UNITED STATES
Cookson	UNITED STATES
Cookson Alpha Metals(Shenzhen)Co.Ltd	China
Cooper Santa	BRAZIL

Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Copper Santa	BRAZIL
Corporation Berhad (MSC)	Malaysia
CSC Pure Technologies	RUSSIAN FEDERATION
CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
CV Ayi Jaya	INDONESIA
CV DS Jaya Abadi	INDONESIA
CV Duta Putra Bangka	INDONESIA
CV Dute Putra Bangka	Indonesia
CV Gita Pesona	INDONESIA
CV JusTindo	INDONESIA
CV Makmur Jaya	INDONESIA
CV Nurjanah	INDONESIA
CV Prima Timah Utama	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA
Dae Chang Ind. Co. Ltd.	KOREA, REPUBLIC OF
Dae Kil	KOREA, REPUBLIC OF
Daewoo International	KOREA
Darley Dale Smelter	UNITED KINGDOM
Dongguan City Huayu Metals Material Co., Ltd	CHINA
Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Dowa Kogyo k.k	JAPAN
Dowa Metaltech Co., Ltd.	JAPAN
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
DUKSAN HI-METAL	KOREA, REPUBLIC OF
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Eastern Alloys	UNITED STATES
Electro Metal Pte	SINGAPORE
Electro.oy Metal Pte.	Singapore
Electroloy Coroperation Sdn Bhd	MALAYSIA
Electroloy Metal Co. Ltd	CHINA
Electroloy Metal Pte	SINGAPORE
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elmet S.A. de C.V.	BOLIVIA
Elmet S.L.U. (Metallo Group)	SPAIN
EM Vinto	BOLIVIA
Empressa Nacional de Fundiciones (ENAF)	Bolivia
Essar Steel Algoma	CANADA
Estanho de Rondônia S.A.	BRAZIL

E-tech Philippines	PHILIPPINES
Eximetal S.A.	ARGENTINA
Feinhuette	GERMANY
Feinhütte Halsbrücke GmbH	GERMANY
Felder GmbH - Löttechnik	GERMANY
Fenix Metals	POLAND
Ferro Alloys de México, S.A. de C.V.	BRAZIL
First Copper Technology Co., Ltd.	TAIWAN
Fuji Metal Mining	THAILAND
Fuji Metal Mining Corp.	TAIWAN
Full armor Industries (shares) Ltd.	TAIWAN
Fundipar	BRAZIL
Funsur Smelter	PERU
Furukawa Electric	JAPAN
Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA
Gebrueder Kemper GMBH	GERMANY
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxi Group Corp	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zi-Li	CHINA
Gibbs Wire & Steel Co	UNITED STATES
Gold Bell Group	CHINA
Goodway	CHINA
Grant Manufacturing and Alloying. LLC	UNITED STATES
Grillo-Handel	GERMANY
Guangxi China Tin Group	CHINA
Guangxi Huaxi Group Limited	CHINA
Guangxi Pinggui PGMA Co. Ltd.	China
Guangzhou Non-Ferrous Metals Research Institute	CHINA
H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Hana-High Metal	MALAYSIA
Hanbaek nonferrous metals	KOREA, REPUBLIC OF
HeChi Metallurgical Chemical factory	CHINA
HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Heimerle und Meule	GERMANY
Heraeus Hanau	GERMANY
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Heraeus Materials Technology GmbH & Co. KG	GERMANY
Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF

Heraeus Technology Center	HONG KONG
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA
High Quality Technology Co., Ltd	CHINA
High-Power Surface Technology	CHINA
High-Tech Co., Ltd. Taiwan	TAIWAN
Hikaru Suites Ltd.	JAPAN
Hitachi Cable	JAPAN
HL Thorne	UNITED KINGDOM
Honeywell Elecronic Materials	UNITED STATES
Hong-Qiao Co., Ltd.	CHINA
HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Huaxi Guangxi Group	CHINA
Huichang Jinshunda Tin Co. Ltd	CHINA
Huichang Shun Tin Kam Industries, Ltd.	CHINA
Hyundai-Steel	KOREA, REPUBLIC OF
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
IMC-MetalsAmerica, LLC	UNITED STATES
IMPAG AG	SWITZERLAND
Imperial Zinc	UNITED STATES
INBRA IND E COM DE METAIS LTDA	BRAZIL
Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Indonesia(Bangka)	INDONESIA
INDONESIAN STATE TIN CORPORATION	INDONESIA
Indonesian Tin Ingot	INDONESIA
Industria Brasileira de Ferro Ligas Ltda	BRAZIL
International Wire Group, Inc	UNITED STATES
IPS	FRANCE
ISHIKAWA METAL CO.,LTD.	JAPAN
Jan Janq	TAIWAN
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Jean Goldschmidt International	BELGIUM
Jiangmen Huayuan Industry Co. Ltd	CHINA
Jiangxi Copper Corporation (JCC)	CHINA
JiangXi JiaWang	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Jiangxi Nanshan	CHINA
Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Jin Tian	CHINA
Jin Zhou	CHINA

JU TAI INDUSTRIAL CO.,LTD.	CHINA
JX Nippon Mining & Metals	INDONESIA
Kai Union Industry and Trade Co., Ltd	CHINA
Kai Unita Trade Limited Liability Company	CHINA
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Kalas Wire	UNITED STATES
Katapang	CHINA
Keeling & Walker	UNITED KINGDOM
Ketabang	UNITED KINGDOM
Ketabang	UNITED KINGDOM
Kewei Tin Co.,ltd	CHINA
KIHONG T & G	INDONESIA
Kihong T&G	INDONESIA
KOBA	INDONESIA
KOKI JAPAN	KOKI JAPAN
Koki Products Co.,Ltd	THAILAND
KOVOHUTE PRÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Kundur Smelter	INDONESIA
Kundur @Smelter	INDONESIA
Kunming High-tech Industrial Developing Area	CHINA
Kuntai	CHINA
Kupol	RUSSIAN FEDERATION
Kupol	RUSSIAN FEDERATION
LaiBin China Thin Smelting Co., Ltd.	CHINA
LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
LEAD-FREE SOLDER smelter	CHINA
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
LEYBOLD CO.,LTD.	JAPAN
Lingbao Jinyuan tonghu	CHINA
Lingbao Jinyuan Tonghui	Lingbao Jinyuan Tonghui
Linqu Xianggui Smelter Co. Ltd.	CHINA
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Linwu Xianggui Smelter Co	CHINA
Linwu Xianggui Smelter Co. Ltd	CHINA
Liuzhou China Tin	CHINA
Liuzhou Smelter	CHINA
LS- Nikko Copper Inc	KOREA, REPUBLIC OF
LUPON ENTERPRISE CO., LTD	TAIWAN
Ma On Shuguang Smelting Plant	CHINA
Magnesium Elekton Inc.	UNITED STATES
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL

Malaysia Smelting Corporation (MSC)	MALAYSIA
Materials Eco-Refining CO.,LTD	JAPAN
Matsuo nn da Ltd.	JAPAN
MCP Heck	GERMANY
MCP Metal Specialist Inc.	UNITED KINGDOM
MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES
MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Mecomsa, S.A. de C.V.	PERU
Melt Metais e Ligas S/A	BRAZIL
Meng neng	CHINA
Mentok Smelter	INDONESIA
MENTPL	INDONESIA
Met-AL	UNITED STATES
METALLIC MATERIALS	CHINA
Metallic Resources, Inc.	UNITED STATES
Metallo Chimique	BELGIUM
Metallo-Chimique N.V.	BELGIUM
Metalor	SWITZERLAND
Metropolitan Alloys Corp	UNITED STATES
Midland Industries	UNITED STATES
Millard Wire	UNITED STATES
Mineração Taboca S.A.	BRAZIL
Ming Li Jia smelt Metal Factory	CHINA
Minmetals Ganzhou Tin Co. Ltd.	CHINA
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	PERU
Misue Tin Smelter and Refinery	PERU
Mitsubishi Electric Metecs Co Ltd	JAPAN
Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Mitsubishi Materials Corp.	JAPAN
Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
MSC Croporation Berhad	MALAYSIA
Multiple Xin precision metal electroplating factory	CHINA
MUNTOK SMELTER	INDONESIA
N.E. CHEMCAT CORPORATION	JAPAN
Nancang Metal Material Co.,Ltd	CHINA
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Nathan Trotter & Co INC.	PERU
Nathan Trotter & Co., Inc.	UNITED STATES
Nathan Trotter & Co., Inc.	UNITED STATES
NGHE TIN NON-FERROUS METAL ONE MEMBER STATE COMPANY LTD.	VIET NAM

NGHE TIN NON-FERROUS METAL ONE MEMBER STATE COMPANY LTD．D	VIET NAM
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
nihon superior co.,ltd	JAPAN
Nihon Genma MFG Co., Ltd.	THAILAND
Nihon Kagaku Sangyo	JAPAN
Nihon Kagaku Sangyo Co., Ltd	JAPAN
nihon superior co.,ltd	JAPAN
Ningbo Jintian copper (Group ) Company Limited	CHINA
Nippon Filler Metals Ltd	JAPAN
North Star BlueScope Steel, LLC	UNITED STATES
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Nucor Steel	UNITED STATES
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	JAPAN
OM Manufacturing Phils. Inc.	Philippines
OMSA	BOLIVIA
Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
Palm International	UNITED STATES
Paranapanema	BRAZIL
PGMA	CHINA
Phoenix Metal Ltd.	RWANDA
PISCO	PERU
Plansee Group	AUSTRIA
POONGSAN CORPORATION	KOREA, REPUBLIC OF
Pro Wu Xianggui Mining Co., Ltd.	CHINA
Productos Minerales del Norte S.A. de C.V.	BOLIVIA
PT Alam Lestari Kencana	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Babel Surya Alam Lestari	INDONESIA
PT Bangka Kudai Tin	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Putra Karya	INDONESIA
PT Bangka Timah Utama Sejahtera	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT BilliTin Makmur Lestari	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA

PT Fang Di MulTindo	INDONESIA
PT HANJAYA PERKASA METALS	INDONESIA
PT HP Metals Indonesia	INDONESIA
PT Indra Eramulti Logam Industri	INDONESIA
PT Indra Eramulti Logam industri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT JusTindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Koba Tin	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Pelat Timah Nusantara Tbk	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Refined Banka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Seirama Tin investment	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Supra Sukses Trinusa	INDONESIA
PT Tambang Timah	INDONESIA
PT Timah	INDONESIA
PT Timah (Persero) Tbk	INDONESIA
PT Timah (Persero) Tbk	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero), Tbk	INDONESIA
PT Timah Nusantara	INDONESIA
PT Timah TBK	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
PT Yinchendo Mining Industry	INDONESIA
PT. CITRALOGAM ALPHASEJATERA	INDONESIA
PT. Supra Sukses Trinusa	INDONESIA
PT. TAMBANG TIMAH	INDONESIA
PT.Citralogam	INDONESIA
PT.DS JAYA ABADI	INDONESIA
PT.Tanloaug Tinah	INDONESIA
Pure Technology	RUSSIAN FEDERATION
QianDao Co. ,ltd	CHINA

Qualitek delta philippines	PHILIPPINES
Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
RBT	INDONESIA
REDRING SOLDER (M) SDN BHD	MALAYSIA
Ritchey Metals	UNITED STATES
Rohm & Hass	CHINA
Rohm und Haas	GERMANY
RSI	UNITED STATES
RST	GERMANY
Rui Da Hung	TAIWAN
S Company	THAILAND
Samatron	KOREA, REPUBLIC OF
Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF
Samtec	UNITED STATES
seirenngyousya	CHINA
seirenngyousya	CHINA
SELAYANG SOLDER SDN.BHD.	INDONESIA
Senju Metal Industries	JAPAN
Senju Metal Industry Co., Ltd	JAPAN
Severstal Columbus	UNITED STATES
Severstal Dearborn	UNITED STATES
SGS	BOLIVIA
SGS BOLIVIA S.A.	BOLIVIA
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
ShangHai YueQiang Metal Products Co., LTD	CHINA
Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA
Shapiro	UNITED STATES
Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
SHENMAO TECHNOLOGY INC	TAIWAN
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Shenzhen City Thai Industrial CO., LTD.	CHINA
Shenzhen keaixin Technology	CHINA
Shenzhen new jin spring solder products Co., LTD	CHINA
Shenzhen Yi Cheng Industrial	CHINA
Showa KaKo	JAPAN
Singapore LME Tin	SINGAPORE
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Sizer Metals PTE	SINGAPORE
SIZER METALS PTE LTD	SINGAPORE
Smelter Not Listed	Not Provided
SMIC SENJU MALAYSIA	MALAYSIA

Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Soft Metais, Ltda.	BRAZIL
Soft Metals Ltda	BRAZIL
Solar Applied Materials	CHINA
SOLDER COAT CO.,LTD	JAPAN
SOLDER COAT CO.,LTD.	MALAYSIA
Solderindo	INDONESIA
Spectro Alloys	UNITED STATES
Stanchem Sp. I. (trader)	INDONESIA
STANCHEM Sp. j. (trader)	INDONESIA
Steel Dynamics	UNITED STATES
Stretti	JAPAN
SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Sundwigger Messingwerk	GERMANY
Suzhou Co. Ltd.	CHINA
Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Suzhou Jinyi jewelry factory	CHINA
Mineração Taboca S.A.	BRAZIL
Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Taicang Jiangsu	CHINA
Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tamura	JAPAN
TAP	UNITED STATES
TCC steel	KOREA, REPUBLIC OF
TDK	JAPAN
Technic Inc.	UNITED STATES
TENNANT METAL PTY LTD.	AUSTRALIA
Thai Sarco	THAILAND
Thai Solder Industry Corp.,Ltd.	THAILAND
Thailand Smelting and Refining Co. Ltd.	THAILAND
Thaisarco	THAILAND
The Gejiu cloud new colored electrolytic	CHINA
The Miller Company	UNITED STATES
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tim Plating Gejiu	CHINA
TIMAH	INDONESIA
Timah Indonesian State Tin Corporation	INDONESIA
Tin Products Manufacturing Co. Ltd.	CHINA
Tong Ding Metal Company. Ltd.	CHINA
Trade Secret	INDONESIA
Traxys	FRANCE
Trialco	UNITED STATES

Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Umicore Haboken	BELGIUM
UNI BROS METAL PTE LTD	SINGAPORE
Uniforce Metal Industrial Corp.	INDONESIA
Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Unit Timah Kundur PT Tambang	INDONESIA
Unit Timah Kundur PT Tambang	INDONESIA
United Smelter	INDONESIA
United States of America Univertical International (Suzhou) Co., Ltd	CHINA
Univertical International	CHINA
Untracore Co.,Ltd.	THAILAND
Unvertical International(Suzhou)Co.,Ltd	CHINA
VALE-INCO	CANADA
Vinto	BOLIVIA
Vishay Intertechnology	CHINA
VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
VQB Mineral and Trading Group JSC	VIETNAM
WC Heraeus Hanau	GERMANY
WC Heraeus Hanau	GERMANY
WELLEY	TAIWAN
Well-Lin Enterprise Co Ltd	TAIWAN
Westfalenzinn	GERMANY
Westmetall GmbH & Co. KG	GERMANY
White Solder Metalurgia	BRAZIL
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Wieland Werke AG	GERMANY
Wilhelm Westmetall, Germany	GERMANY
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Wuxi Lantronic Electronic Co Ltd	CHINA
wuxi yunxi	CHINA
Xia Yi Metal Industries (shares) Ltd.	TAIWAN
XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	CHINA
xingrui noble metal materialCO.LTD	CHINA
Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
YTC	CHINA
YTMM	CHINA
Yun Xi	CHINA
Yun'an Dian'xi Tin Mine	CHINA

Yunnan Chengfeng Non-Ferrous Metals Co Ltd	Yunnan Chengfeng
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Chengo Electric Smelting Plant	CHINA
YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Yunnan Tin	CHINA
YUNNAN TIN COMPANY GROUP LIMITED	CHINA
Yunnan Tin Company Limited	CHINA
Yunnan Tin Company, Ltd.	CHINA
Yunnan Tin Industry Refco Group Ltd.	CHINA
Yunnan Tin Smelting Co.Ltd	CHINA
Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Yunnan, China Rare Metal Materials Company	CHINA
Yuntinic Chemical GmbH	GERMANY
YunXi	CHINA
Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Yutinic Reousrces	UNITED STATES
Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Zhaojin Gold and Silver Refinery Limited	CHINA
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Zhongjin GOLDCORP.,LTD	CHINA
ZhongShi	CHINA
Zhuhai Quanjia	CHINA
Zi Jin Copper	CHINA
Zong Yang Industrial Co., Ltd.	TAIWAN
Zuhai Horyison Solder Co.,Ltd.	CHINA
A.L.M.T. Corp.	JAPAN
Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Allied Material	JAPAN
Allydne Powder Technologies	UNITED STATES
ALMT	JAPAN
Asia Tungsten Products Vietnam Ltd.	VIET NAM
ATI Tungsten Materials	UNITED STATES
Axis Material Limited	JAPAN
Beijing Zenith Materials	CHINA
Bejing Tian-long	CHINA
Buffalo Tungsten	CHINA
CB-Ceratizit CN	CHINA
Central Glass / Japan	JAPAN
Ceratizit S.A	LUXEMBOURG
ChangChun up-optech	CHINA
Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA

Chengtong Electrical Appliance Factory	CHINA
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
China Minmetals Corp.	CHINA
China Minmetals Nonferrour Metals Co. Ltd	CHINA
China Minmetals Nonferrous Metals Co Ltd	CHINA
China National Nonferrous Industry Corp.	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN
CTS Industries	SINGAPORE
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Degutea	KOREA, REPUBLIC OF
Evraz Stratcor, Inc.	CHINA
Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA
Fujian Jinxin Tungsten Co., Ltd.	CHINA
FUJIAN JINXIN TUNGSTEN CO.,LTD	CHINA
Ganxian Shirui New Material Co., Ltd.	CHINA
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Ganzhou Grand Sea W and Mo Company	CHINA
Ganzhou Hailong W & Mo Co. Ltd	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Seadragon W&Mo Co,.Ltd.	CHINA
Ganzhou Sinda W & Mo Co., Ltd.	CHINA
Ganzhou sinda W&Mo Co.,Ltd	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CHINA
GESAC	CHINA
Global Tungsten & Powders Corp	UNITED STATES
Global Tungsten & Powders Corp.	UNITED STATES
Golden Egret	CHINA
GTP	UNITED STATES
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
H.C. Starck GmbH	GERMANY
HC Starck GmbH	GERMANY
Hitachi Metals	JAPAN
Hunan Chenzhou Mining Group Co	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hydrometallurg, JSC	RUSSIAN FEDERATION

IBG China	CHINA
IES Technical Sales	UNITED STATES
ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Izawa Metal Co., Ltd	JAPAN
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Japan New Metal	JAPAN
Japan New Metals	CHINA
Japan New Metals Co., Ltd.	JAPAN
Jiangsu Hetian Technological Material Co.,Ltd	CHINA
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Jiangxi Tungsten Industry Group Co Ltd	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
JX Nippon Mining & Metals	JAPAN
Kanto Denka Kogyo Co., Ltd.	JAPAN
Kennametal Fallon	UNITED STATES
Kennametal Huntsville	UNITED STATES
KYORITSU GOKIN CO., LTD.	JAPAN
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Metallo-Chimique	BELGIUM
Mitsui Mining & Smelting Co., Ltd	JAPAN
Nanchang Cemented Carbide Limited Liability Company	CHINA
NingHua XingluoKeng TungSten Mining CO., LID	CHINA
Nippon Micrometal Cop	JAPAN
North American Tungsten, Canada	CANADA
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Pobedit, JSC	RUSSIAN FEDERATION
Saganoseki Smelter & Refinery	JAPAN
Sandvik Material Technology	SWEDEN
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Sichuan Metals & Materials Imp & Exp Co	CHINA
Sincemat Co, Ltd	CHINA
Solar Applid Materails Technology Corp.	TAIWAN
Sumitomo	CANADA
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Sunaga Tungsten	JAPAN

Sylham	UNITED STATES
TaeguTec LTD.	KOREA, REPUBLIC OF
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	JAPAN
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	CHINA
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
ThyssenKrupp Steel	UNITED STATES
Tosoh	UNITED STATES
Triumph Northwest	UNITED STATES
ULVAC	JAPAN
Undisclosed	CHINA
Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Voss Metals Company, Inc.	UNITED STATES
Wah Lee Industrial Corp.,	TAIWAN
Western Metal Materials Co.,ltd	CHINA
Williams Brewster	UNITED STATES
Wolfram Bergbau und Hütten AG	AUSTRIA
Wolfram Company CJSC	RUSSIAN FEDERATION
W-Si??	JAPAN
Xiamen Carbide Ltd.	CHINA
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Xiamen Tungsten Co Ltd	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Zhuzhou Cemented Carbide Group Co Ltd	CHINA
ZhuZhou Cemented Carbide Works Imp.&Exp.co	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Metalor USA Refining Corporation	UNITED STATES
Mitsubishi Materials Corporation	JAPAN
Yunnan Tin Company Limited	CHINA
Thaisarco	THAILAND
PT DS Jaya Abadi	INDONESIA
PT Inti Stania Prima	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Argor-Heraeus S.A.	SWITZERLAND
Metalor Technologies S.A.	SWITZERLAND
Dowa	JAPAN
Heraeus Ltd. Hong Kong	CHINA
Kojima Chemicals Co., Ltd.	JAPAN
Asahi Pretec Corp.	JAPAN
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Matsuda Sangyo Co., Ltd.	JAPAN
Eco-System Recycling Co., Ltd.	JAPAN

Ohura Precious Metal Industry Co., Ltd.	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
CCR Refinery - Glencore Canada Corporation	CANADA
Umicore Precious Metals Thailand	THAILAND
Solar Applied Materials Technology Corp.	TAIWAN
Nihon Material Co., Ltd.	JAPAN
Tokuriki Honten Co., Ltd.	JAPAN
Mitsubishi Materials Corporation	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Asahi Refining USA Inc.	UNITED STATES
Royal Canadian Mint	CANADA
Elemetal Refining, LLC	UNITED STATES
Sumitomo Metal Mining Co., Ltd.	JAPAN
Yokohama Metal Co., Ltd.	JAPAN
Ishifuku Metal Industry Co., Ltd.	JAPAN
SEMPSA Joyería Platería S.A.	SPAIN
Jiangxi Copper Co., Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Boliden AB	SWEDEN
Schone Edelmetaal B.V.	NETHERLANDS
Heimerle + Meule GmbH	GERMANY
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Chimet S.p.A.	ITALY
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Materion	UNITED STATES
Western Australian Mint trading as The Perth Mint	AUSTRALIA
DODUCO GmbH	GERMANY
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
PX Précinox S.A.	SWITZERLAND
Umicore Brasil Ltda.	BRAZIL
PT Aneka Tambang (Persero) Tbk	INDONESIA
Asaka Riken Co., Ltd.	JAPAN
United Precious Metal Refining, Inc.	UNITED STATES
PAMP S.A.	SWITZERLAND
Yamamoto Precious Metal Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
JSC Uralelectromed	RUSSIAN FEDERATION
Aida Chemical Industries Co., Ltd.	JAPAN
Kazzinc	KAZAKHSTAN
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Rand Refinery (Pty) Ltd.	SOUTH AFRICA

Aurubis AG	GERMANY
Metalor USA Refining Corporation	UNITED STATES
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Japan Mint	JAPAN
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
C. Hafner GmbH + Co. KG	GERMANY
Valcambi S.A.	SWITZERLAND
Kennecott Utah Copper LLC	UNITED STATES
Asahi Refining Canada Ltd.	CANADA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Metalor Technologies (Hong Kong) Ltd.	CHINA
Republic Metals Corporation	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Minsur	PERU
PT Timah (Persero) Tbk Mentok	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
PT Belitung Industri Sejahtera	INDONESIA
Dowa	JAPAN
PT Mitra Stania Prima	INDONESIA
PT Refined Bangka Tin	INDONESIA
Operaciones Metalurgical S.A.	BOLIVIA
Mineração Taboca S.A.	BRAZIL
Thaisarco	THAILAND
Metallo-Chimique N.V.	BELGIUM
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV United Smelting	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
Mitsubishi Materials Corporation	JAPAN
Yunnan Tin Company Limited	CHINA
Alpha	UNITED STATES
EM Vinto	BOLIVIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Bukit Timah	INDONESIA
PT DS Jaya Abadi	INDONESIA

PT Sariwiguna Binasentosa	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
PT Bangka Tin Industry	INDONESIA
China Tin Group Co., Ltd.	CHINA
L'azurde Company For Jewelry	SAUDI ARABIA
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nihon Material Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
PAMP S.A.	SWITZERLAND
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox S.A.	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Royal Canadian Mint	CANADA
Sabin Metal Corp.	UNITED STATES
SAMWON Metals Corp.	KOREA, REPUBLIC OF
Schone Edelmetaal B.V.	NETHERLANDS
SEMPSA Joyería Platería S.A.	SPAIN
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Solar Applied Materials Technology Corp.	TAIWAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Torecom	KOREA, REPUBLIC OF
Umicore Brasil Ltda.	BRAZIL
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
United Precious Metal Refining, Inc.	UNITED STATES
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Yokohama Metal Co., Ltd.	JAPAN
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Conghua Tantalum and Niobium Smeltry	CHINA
Exotech Inc.	UNITED STATES
F&X Electro-Materials Ltd.	CHINA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Mitsui Mining & Smelting	JAPAN
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
RFH Tantalum Smeltry Co., Ltd.	CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Taki Chemicals	JAPAN
Telex Metals	UNITED STATES
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Zhuzhou Cemented Carbide	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Alpha	UNITED STATES
Alpha	UNITED STATES
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
China Tin Group Co., Ltd.	CHINA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Mineração Taboca S.A.	BRAZIL

Minsur	PERU
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Operaciones Metalurgical S.A.	BOLIVIA
PT Artha Cipta Langgeng	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Bukit Timah	INDONESIA
PT Bukit Timah	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
Thaisarco	THAILAND
Thaisarco	THAILAND
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
Yunnan Tin Company Limited	CHINA
A.L.M.T. TUNGSTEN Corp.	JAPAN
Kennametal Huntsville	UNITED STATES
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Global Tungsten & Powders Corp.	UNITED STATES
Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Japan New Metals Co., Ltd.	JAPAN
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Kennametal Fallon	UNITED STATES
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Wolfram Bergbau und Hütten AG	AUSTRIA
Xiamen Tungsten Co., Ltd.	CHINA
Aurubis AG	GERMANY
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Metalor Technologies S.A.	SWITZERLAND
Heraeus Precious Metals GmbH & Co. KG	GERMANY

Thaisarco	THAILAND
PT Timah (Persero) Tbk Mentok	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Thaisarco	THAILAND
Malaysia Smelting Corporation (MSC)	MALAYSIA
PT Refined Banka Tin	INDONESIA
Thaisarco	THAILAND
Yunnan Tin Company Limited	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV United Smelting	INDONESIA
EM Vinto	BOLIVIA
EM Vinto	BOLIVIA
Minsur	PERU
Malaysia Smelting Corporation (MSC)	MALAYSIA
Metallo-Chimique N.V.	BELGIUM
Mineração Taboca S.A.	BRAZIL
Minsur	PERU
Malaysia Smelting Corporation (MSC)	MALAYSIA
Operaciones Metalurgical S.A.	BOLIVIA
PT Bukit Timah	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
Thaisarco	THAILAND
Thaisarco	THAILAND
Mineração Taboca S.A.	BRAZIL
Yunnan Tin Company Limited	CHINA
Mineração Taboca S.A.	BRAZIL
PT Belitung Industri Sejahtera	INDONESIA
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Malaysia Smelting Corporation (MSC)	MALAYSIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Minsur	PERU
PT Timah (Persero) Tbk Kundur	INDONESIA
Thaisarco	THAILAND
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Yunnan Tin Company Limited	CHINA
Fenix Metals	POLAND
Yunnan Tin Company Limited	CHINA
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Thaisarco	THAILAND
PT Timah (Persero) Tbk Kundur	INDONESIA

Minsur	PERU
Malaysia Smelting Corporation (MSC)	MALAYSIA
Yunnan Tin Company Limited	CHINA
Thaisarco	THAILAND
Advanced Chemical Company	UNITED STATES
Aida Chemical Industries Co., Ltd.	JAPAN
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Argor-Heraeus S.A.	SWITZERLAND
Asahi Pretec Corp.	JAPAN
Asahi Refining Canada Ltd.	CANADA
Asahi Refining USA Inc.	UNITED STATES
Asaka Riken Co., Ltd.	JAPAN
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Aurubis AG	GERMANY
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
Caridad	MEXICO
CCR Refinery - Glencore Canada Corporation	CANADA
Cendres + Métaux S.A.	SWITZERLAND
Chimet S.p.A.	ITALY
Chugai Mining	JAPAN
Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Daye Non-Ferrous Metals Mining Ltd.	CHINA
DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
DODUCO GmbH	GERMANY
Dowa	JAPAN
Eco-System Recycling Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Geib Refining Corporation	UNITED STATES
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Guangdong Jinding Gold Limited	CHINA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Heimerle + Meule GmbH	GERMANY
Heraeus Ltd. Hong Kong	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Hunan Chenzhou Mining Co., Ltd.	CHINA

HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Japan Mint	JAPAN
Jiangxi Copper Co., Ltd.	CHINA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc	KAZAKHSTAN
Kennecott Utah Copper LLC	UNITED STATES
Kojima Chemicals Co., Ltd.	JAPAN
Kyrgyzaltyn JSC	KYRGYZSTAN
L'azurde Company For Jewelry	SAUDI ARABIA
Lingbao Gold Co., Ltd.	CHINA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
MMTC-PAMP India Pvt., Ltd.	INDIA
Morris and Watson	NEW ZEALAND
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nihon Material Co., Ltd.	JAPAN
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ohura Precious Metal Industry Co., Ltd.	JAPAN
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
PAMP S.A.	SWITZERLAND
Penglai Penggang Gold Industry Co., Ltd.	CHINA

Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox S.A.	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Republic Metals Corporation	UNITED STATES
Royal Canadian Mint	CANADA
Sabin Metal Corp.	UNITED STATES
Samduck Precious Metals	KOREA (REPUBLIC OF)
Samwon Metals Corp.	KOREA (REPUBLIC OF)
Schone Edelmetaal B.V.	NETHERLANDS
SEMPSA Joyería Platería S.A.	SPAIN
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
So Accurate Group, Inc.	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Sudan Gold Refinery	SUDAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
T.C.A S.p.A	ITALY
Tanaka Kikinzoku Kogyo K.K.	JAPAN
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Torecom	KOREA (REPUBLIC OF)
Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Thailand	THAILAND
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
United Precious Metal Refining, Inc.	UNITED STATES
Valcambi S.A.	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Yamamoto Precious Metal Co., Ltd.	JAPAN
Yokohama Metal Co., Ltd.	JAPAN
Yunnan Copper Industry Co., Ltd.	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Alpha	UNITED STATES
An Vinh Joint Stock Mineral Processing Company	VIET NAM
China Tin Group Co., Ltd.	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL

CV Ayi Jaya	INDONESIA
CV Gita Pesona	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA
Dowa	JAPAN
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elmet S.L.U.	SPAIN
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Estanho de Rondônia S.A.	BRAZIL
Fenix Metals	POLAND
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Malaysia Smelting Corporation (MSC)	MALAYSIA
Melt Metais e Ligas S.A.	BRAZIL
Metallic Resources, Inc.	UNITED STATES
Metallo-Chimique N.V.	BELGIUM
Mineração Taboca S.A.	BRAZIL
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Phoenix Metal Ltd.	RWANDA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA

PT Inti Stania Prima	INDONESIA
PT Justindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
Resind Indústria e Comércio Ltda.	BRAZIL
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Soft Metais Ltda.	BRAZIL
Thaisarco	THAILAND
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
VQB Mineral and Trading Group JSC	VIET NAM
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
A.L.M.T. TUNGSTEN Corp.	JAPAN
Asia Tungsten Products Vietnam Ltd.	VIET NAM
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Global Tungsten & Powders Corp.	UNITED STATES
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
H.C. Starck GmbH	GERMANY
H.C. Starck Smelting GmbH & Co.KG	GERMANY
Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hydrometallurg, JSC	RUSSIAN FEDERATION
Japan New Metals Co., Ltd.	JAPAN

Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Kennametal Fallon	UNITED STATES
Kennametal Huntsville	UNITED STATES
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Niagara Refining LLC	UNITED STATES
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Wolfram Bergbau und Hütten AG	AUSTRIA
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Metalor Technologies S.A.	SWITZERLAND
EM Vinto	Bolivia
Gejiu Non-Ferrous Metal Processing Co, Ltd	CHINA
Operaciones Metalurgical S. A.	BOLIVIA
Malaysia Smelting Corp	MALAYSIA
Heraeus Ltd. Hong Kong	CHINA
Rui Da Hung	TAIWAN
Thaisarco	THAILAND
Aida Chemical Industries Co., Ltd.	JAPAN
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Aurubis AG	GERMANY
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
CCR Refinery - Glencore Canada Corporation	CANADA
Chimet S.p.A.	ITALY
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV Gita Pesona	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV United Smelting	INDONESIA
Dowa	JAPAN

EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Fenix Metals	POLAND
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Metallic Resources, Inc.	UNITED STATES
Mitsubishi Materials Corporation	JAPAN
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
PT Artha Cipta Langgeng	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Bukit Timah	INDONESIA
PT Bukit Timah	INDONESIA
PT Bukit Timah	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tommy Utama	INDONESIA
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Soft Metais Ltda.	BRAZIL
Thaisarco	THAILAND
VQB Mineral and Trading Group JSC	VIET NAM
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Tin Company Limited	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
PT Stanindo Inti Perkasa	INDONESIA
PT Bangka Tin Industry	INDONESIA
EM Vinto	BOLIVIA
Thaisarco	THAILAND
PT DS Jaya Abadi	INDONESIA
CV United Smelting	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Alpha	UNITED STATES
Advanced Chemical Company	UNITED STATES

Aida Chemical Industries Co., Ltd.	JAPAN
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Argor-Heraeus S.A.	SWITZERLAND
Asahi Pretec Corp.	JAPAN
Asahi Refining Canada Ltd.	CANADA
Asahi Refining USA Inc.	UNITED STATES
Asaka Riken Co., Ltd.	JAPAN
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
AU Traders and Refiners	SOUTH AFRICA
AURA-II	UNITED STATES
Aurubis AG	GERMANY
Bangalore Refinery	INDIA
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Boliden AB	SWEDEN
C. Hafner GmbH + Co. KG	GERMANY
Caridad	MEXICO
CCR Refinery - Glencore Canada Corporation	CANADA
Cendres + Métaux S.A.	SWITZERLAND
Chimet S.p.A.	ITALY
Chugai Mining	JAPAN
Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Daye Non-Ferrous Metals Mining Ltd.	CHINA
DODUCO GmbH	GERMANY
Dowa	JAPAN
DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Eco-System Recycling Co., Ltd.	JAPAN
Elemetal Refining, LLC	UNITED STATES
Emirates Gold DMCC	UNITED ARAB EMIRATES
Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Geib Refining Corporation	UNITED STATES
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Guangdong Jinding Gold Limited	CHINA
Gujarat Gold Centre	INDIA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Heimerle + Meule GmbH	GERMANY
Heraeus Ltd. Hong Kong	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY

Hunan Chenzhou Mining Co., Ltd.	CHINA
HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Japan Mint	JAPAN
Jiangxi Copper Co., Ltd.	CHINA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kaloti Precious Metals	UNITED ARAB EMIRATES
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc	KAZAKHSTAN
Kennecott Utah Copper LLC	UNITED STATES
KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Kojima Chemicals Co., Ltd.	JAPAN
Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Kyrgyzaltyn JSC	KYRGYZSTAN
L'azurde Company For Jewelry	SAUDI ARABIA
Lingbao Gold Co., Ltd.	CHINA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Materion	UNITED STATES
Matsuda Sangyo Co., Ltd.	JAPAN
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
MMTC-PAMP India Pvt., Ltd.	INDIA
Modeltech Sdn Bhd	MALAYSIA
Morris and Watson	NEW ZEALAND
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nihon Material Co., Ltd.	JAPAN
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ohura Precious Metal Industry Co., Ltd.	JAPAN

OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
PAMP S.A.	SWITZERLAND
Penglai Penggang Gold Industry Co., Ltd.	CHINA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Aneka Tambang (Persero) Tbk	INDONESIA
PX Précinox S.A.	SWITZERLAND
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Remondis Argentia B.V.	NETHERLANDS
Republic Metals Corporation	UNITED STATES
Royal Canadian Mint	CANADA
SAAMP	FRANCE
Sabin Metal Corp.	UNITED STATES
SAFINA A.S.	CZECH REPUBLIC
Sai Refinery	INDIA
Samduck Precious Metals	KOREA (REPUBLIC OF)
Samwon Metals Corp.	KOREA (REPUBLIC OF)
SAXONIA Edelmetalle GmbH	GERMANY
Schone Edelmetaal B.V.	NETHERLANDS
SEMPSA Joyería Platería S.A.	SPAIN
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
So Accurate Group, Inc.	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Sudan Gold Refinery	SUDAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
T.C.A S.p.A	ITALY
Tanaka Kikinzoku Kogyo K.K.	JAPAN
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tony Goetz NV	BELGIUM
TOO Tau-Ken-Altyn	KAZAKHSTAN
Torecom	KOREA (REPUBLIC OF)
Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Thailand	THAILAND
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
United Precious Metal Refining, Inc.	UNITED STATES

Universal Precious Metals Refining Zambia	ZAMBIA
Valcambi S.A.	SWITZERLAND
Western Australian Mint trading as The Perth Mint	AUSTRALIA
WIELAND Edelmetalle GmbH	GERMANY
Yamamoto Precious Metal Co., Ltd.	JAPAN
Yokohama Metal Co., Ltd.	JAPAN
Yunnan Copper Industry Co., Ltd.	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Conghua Tantalum and Niobium Smeltry	CHINA
D Block Metals, LLC	UNITED STATES
Duoluoshan	CHINA
E.S.R. Electronics	UNITED STATES
Exotech Inc.	UNITED STATES
F&X Electro-Materials Ltd.	CHINA
FIR Metals & Resource Ltd.	CHINA
Global Advanced Metals Aizu	JAPAN
Global Advanced Metals Boyertown	UNITED STATES
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH Goslar	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Inc.	UNITED STATES
H.C. Starck Ltd.	JAPAN
H.C. Starck Smelting GmbH & Co. KG	GERMANY
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Jiangxi Tuohong New Raw Material	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
KEMET Blue Metals	MEXICO
KEMET Blue Powder	UNITED STATES
King-Tan Tantalum Industry Ltd.	CHINA
LSM Brasil S.A.	BRAZIL
Metallurgical Products India Pvt., Ltd.	INDIA
Mineração Taboca S.A.	BRAZIL
Mitsui Mining and Smelting Co., Ltd.	JAPAN
Molycorp Silmet A.S.	ESTONIA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Plansee SE Liezen	AUSTRIA
Plansee SE Reutte	AUSTRIA
Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
QuantumClean	UNITED STATES
Resind Indústria e Comércio Ltda.	BRAZIL
RFH Tantalum Smeltry Co., Ltd.	CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Taki Chemical Co., Ltd.	JAPAN
Telex Metals	UNITED STATES
Tranzact, Inc.	UNITED STATES
Ulba Metallurgical Plant JSC	KAZAKHSTAN
XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Alpha	UNITED STATES
An Thai Minerals Co., Ltd.	VIET NAM
An Vinh Joint Stock Mineral Processing Company	VIET NAM
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
China Tin Group Co., Ltd.	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CV Ayi Jaya	INDONESIA
CV Dua Sekawan	INDONESIA
CV Gita Pesona	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV Tiga Sekawan	INDONESIA
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA
Dowa	JAPAN
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elmet S.L.U.	SPAIN
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Estanho de Rondônia S.A.	BRAZIL
Fenix Metals	POLAND
Gejiu Fengming Metallurgy Chemical Plant	CHINA
Gejiu Jinye Mineral Company	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
HuiChang Hill Tin Industry Co., Ltd.	CHINA

Huichang Jinshunda Tin Co., Ltd.	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Malaysia Smelting Corporation (MSC)	MALAYSIA
Melt Metais e Ligas S.A.	BRAZIL
Metallic Resources, Inc.	UNITED STATES
Metallo-Chimique N.V.	BELGIUM
Mineração Taboca S.A.	BRAZIL
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Modeltech Sdn Bhd	MALAYSIA
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Phoenix Metal Ltd.	RWANDA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Justindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Kijang Jaya Mandiri	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT O.M. Indonesia	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sukses Inti Makmur	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA

PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
Resind Indústria e Comércio Ltda.	BRAZIL
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Soft Metais Ltda.	BRAZIL
Thaisarco	THAILAND
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
VQB Mineral and Trading Group JSC	VIET NAM
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
A.L.M.T. TUNGSTEN Corp.	JAPAN
ACL Metais Eireli	BRAZIL
Asia Tungsten Products Vietnam Ltd.	VIET NAM
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Global Tungsten & Powders Corp.	UNITED STATES
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
H.C. Starck GmbH	GERMANY
H.C. Starck Smelting GmbH & Co.KG	GERMANY
Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hydrometallurg, JSC	RUSSIAN FEDERATION
Japan New Metals Co., Ltd.	JAPAN
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Kennametal Fallon	UNITED STATES

Kennametal Huntsville	UNITED STATES
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Moliren Ltd	RUSSIAN FEDERATION
Niagara Refining LLC	UNITED STATES
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Unecha Refractory metals plant	RUSSIAN FEDERATION
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Wolfram Bergbau und Hütten AG	AUSTRIA
Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Heraeus Ltd. Hong Kong	CHINA
Metalor Technologies S.A.	SWITZERLAND
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
United Precious Metal Refining, Inc.	UNITED STATES
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Bukit Timah	INDONESIA
Thaisarco	THAILAND
Minsur	PERU
Metallo-Chimique N.V.	BELGIUM
PT Refined Bangka Tin	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
PT Timah (Persero) Tbk Mentok	INDONESIA
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Fenix Metals	POLAND
Mineração Taboca S.A.	BRAZIL
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
PT Belitung Industri Sejahtera	INDONESIA
Alpha	UNITED STATES
White Solder Metalurgia e Mineração Ltda.	BRAZIL
CV United Smelting	INDONESIA
China Tin Group Co., Ltd.	CHINA
Metalor Technologies (Hong Kong) Ltd.	CHINA
Heraeus Ltd. Hong Kong	CHINA
Tanaka Kikinzoku Kogyo K.K.	JAPAN

The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Solar Applied Materials Technology Corp.	TAIWAN
Metalor Technologies S.A.	SWITZERLAND
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Metalor Technologies SA	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Metalor USA Refining Corporation	UNITED STATES
Ohio Precious Metals LLC.	UNITED STATES
The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Royal Canadian Mint	CANADA
Metalor USA Refining Corporation	UNITED STATES
Caridad	MEXICO
Codelco	CHILE
Johnson Matthey Inc	UNITED STATES
Sabin Metal Corp.	UNITED STATES
Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Royal Canadian Mint	CANADA
Caridad	MEXICO
Codelco	CHILE
Johnson Matthey Inc	UNITED STATES
Ohio Precious Metals	UNITED STATES
Ohio Precious Metals	UNITED STATES
Metalor USA Refining Corporation	UNITED STATES
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
AnHui LangSi Technical co.,ltd	CHINA
Sumitomo Metal Mining Co. Ltd.	JAPAN
CHINA	Shanmenxia/ Henan/ China
Yunnan Tin Company, Ltd.	CHINA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
Mitsubishi Materials Corporation	JAPAN
EM Vinto	BOLIVIA
Minsur	PERU
PT Timah (Persero) Tbk Mentok	INDONESIA
Minsur	PERU
PT Bukit Timah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
Thaisarco	THAILAND
EM Vinto	BOLIVIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Mineração Taboca S.A.	BRAZIL

Operaciones Metalurgical S.A.	BOLIVIA
Yunnan Tin Company Limited	CHINA
Metallo-Chimique N.V.	BELGIUM
PT Refined Bangka Tin	INDONESIA
Geib Refining Corp.	CHINA
PT Tambang Timah	INDONESIA
Minsur	PERU
CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Yunnan Chengo Electric Smelting Plant	CHINA
Singapore LME Tin	Singapore
Empresa Metallurgica Vinto	BOLIVIA
Malaysia Smelting Corp	MALAYSIA
Metallo Chimique	BELGIUM
Minsur	PERU
Mineração Taboca S.A.	BRAZIL
Thaisarco	THAILAND
YUNNAN CHENGFENG NON-FERROUS METALS CO.,LTD	CHINA
CV. SERUMPUN SEBALAI	INDONESIA
PT BANGKA PURTA KARYA	INDONESIA
PT Bukit Timah	INDONESIA
PT Timah	INDONESIA
PT Koba Tin	INDONESIA
PT Refined Bangka Tin	INDONESIA
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
PT Tambang Timah	INDONESIA
Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA
Yunnan Tin Company Limited	CHINA
FENIX METALS	POLAND
Mitsubishi Material	JAPAN
Coopersanta	BRAZIL
White Solder Metalurgia	BRAZIL
Gejiu Zi-Li	CHINA
PT Belitung Industri Sejahtera	INDONESIA
Minsur	PERU
Yunnan Tin Company Limited	CHINA
Minsur	PERU
PT Timah	INDONESIA
PT Tambang Timah	INDONESIA

Thaisarco	THAILAND
Malaysia Smelting Corp	MALAYSIA
Minsur	PERU
Minsur	PERU
Yunnan Chengfeng	CHINA
KunShan zhicheng elec. Co., Ltd	CHINA
Yunnan Tin Company Limited	CHINA
Thaisarco	THAILAND
PT Timah	INDONESIA
PT Tambang Timah	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
Kunming/ Yunnan/ China	CHINA
United Precious Metal Refining, Inc.	UNITED STATES
C. Hafner GmbH + Co. KG	GERMANY
Kennecott Utah Copper LLC	UNITED STATES
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Royal Canadian Mint	CANADA
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tokuriki Honten Co., Ltd.	JAPAN
PT Timah (Persero) Tbk Kundur	INDONESIA
Minsur	PERU
Alpha	UNITED STATES
PT DS Jaya Abadi	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Refined Bangka Tin	INDONESIA
Malaysia Smelting Corporation (MSC)	MALAYSIA
Thaisarco	THAILAND
White Solder Metalurgia e Mineração Ltda.	BRAZIL
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
PT Bukit Timah	INDONESIA
Mineração Taboca S.A.	BRAZIL
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
PT Bangka Tin Industry	INDONESIA
Fenix Metals	POLAND
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
PT Tinindo Inter Nusa	INDONESIA
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
PT Sariwiguna Binasentosa	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
CV United Smelting	INDONESIA
Metalor Technologies (Hong Kong) Ltd.	CHINA
Yunnan Tin Company Limited	CHINA

Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Based on the information obtained through the due diligence process described above, we believe that the countries of origin of the conflict minerals contained in our Products included the countries listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the countries from which certain of the conflict minerals contained in our Products originated. Also, to the extent that any of the conflict minerals originated in a Covered Country, we were unable to determine the specific mine or location of origin:

Algeria	Ethiopia	Luxembourg	Rwanda	United Arab Emirates
Argentina	France	Macedonia	Saudi Arabia	United Kingdom
Australia	Germany	Malaysia	Singapore	United States
Austria	Hong Kong	Mexico	South Africa	Uzbekistan
Belgium	India	Mozambique	Spain	Vietnam
Bolivia	Indonesia	Netherlands	Sudan	Zambia
Brazil	Italy	New Zealand	Sweden	Zimbabwe
Canada	Japan	Peru	Switzerland
Chile	Kazakhstan	Philippines	Taiwan
China	Korea (Republic Of)	Poland	Thailand
Czech Republic Estonia	Kyrgyzstan	Russian Federation	Turkey
5.    Steps to Improve Due Diligence
Haemonetics will endeavor to continuously improve upon its supply chain due diligence efforts via the following measures: First, we will continue to assess the presence of conflict minerals in our supply chain. We will continue to educate employees and suppliers about our Conflict Minerals Policy and clearly communicate expectations with regard to supplier performance, transparency and sourcing. We will also continue to endeavor to increase the response rate for RCOI and due diligence processes. In addition, we will compare our supplier survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program.